                                                                 Exhibit 10.4.28

                      SECOND AMENDMENT TO GEOTHERMAL LEASE

              This Second Amendment to Geothermal Lease is entered into this
25th day of June, 1993, by and between Bernice Guisti, Judith Harvey and Karen
Thompson, Trustees and Beneficiaries of the Guisti Trust ("Lessor"), and Far
West Capital, Inc., a Utah Corporation on behalf of itself and its Assignee,
Steamboat Development Corp. ("Lessee").

                                    RECITALS

              A. The parties entered into that certain Geothermal Resource Lease
("Lease") effective June 27, 1988, and have previously amended the Lease by that certain Amendment to Geothermal Lease dated in January, 1992.

              B. This Amendment is caused primarily by the Nevada Department of
Transportation taking by eminent domain of a portion of the leased premises for highway construction and a power line right of way, thus creating great uncertainty about the sufficiency of the remainder of the leased premises available for plant site and resource development.

              C. The parties desire, to further amend the Lease to provide for extension of the time deadlines as set forth below in consideration of Lessee's drilling a deep core hole on the leased land.

              NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and performances provided in the Lease and this amendment, the parties agree to amend the Lease as follows:

              1. The parties hereby acknowledge that the production well contemplated by Sections 2.(a) and 2.(b) herein has been constructed and drilled by Lessee and the Lease was thereby extended through June 27,
       1993.

              2. Lessee agrees that it will drill a deep core hole on the leased land which core hole will be completed on or before September 1, 1993.
       The core hole will be drilled pursuant to a

                                        1

       $600,000 Department of Energy ("DOE") Grant and will be drilled to a depth in excess of 4,000 feet.

              3. In consideration of Lessee's agreement to drill and complete said deep core hole the term of this Lease is hereby extended until
       October 1, 1993 and Section 2.(c) of the Lease is hereby amended to read as follows:

              2.(c) If Lessee shall obtain a contract for the sale of electrical energy generated by the use of geothermal fluids produced from the
          Premises by October 1, 1993, then in that event the term of this Lease shall be automatically extended until October 1, 1995. If a power plant capable of generating electrical energy by the use of geothermal fluids is thereafter constructed within the extended Lease term then the Lease term shall then be as provided in the initial paragraph of this Section 2.

              4. It is the intention of the parties to negotiate a further extension of the Lease and its terms based on the information developed concerning the leased geothermal resource from the core hole referred to in paragraph 2 hereof and outcome of negotiations with the Nevada
       Department of Transportation.

              5. Notwithstanding any terms of this lease to the contrary Far
       West Capital and/or DOE personnel will have access to the leased premises for a two year period commencing with the completion of the core hole contemplated herein, to test and collect data from hot air well #4 and the core hole and to perform such test on the core hole and hot air well
       #4 as they may desire.

              6. Except as expressly modified by signed written amendment all other terms of the Lease shall remain unchanged and shall remain in full force and effect.

                                        2

              IN WITNESS WHEREOF, the parties hereto have executed this Second
Amendment to Geothermal Lease as of the day and year first above written.

                                        3

LESSOR:                              TRUSTEES AND BENEFICIARIES OF
                                     THE GUISTI LEASE

                                     /s/ Bernice Guisti
                                     ----------------------------------------
                                     BERNICE GUISTI

                                     /s/ Judith Harvey
                                     ----------------------------------------
                                     JUDITH HARVEY

                                     /s/ Karen Thompson
                                     ----------------------------------------
                                     KAREN THOMPSON

LESSEE:                              FAR WEST CAPITAL, INC.

                                     By: Alan O. Melchior
                                         ------------------------------------
                                         Its: President
                                              -------------------------------

                                     STEAMBOAT DEVELOPMENT CORP.

                                     By: Alan O. Melchior
                                         -----------------------------------
                                         Its: President
                                              ------------------------------

STATE OF NEVADA              )
                             : ss
COUNTY OF WASHOE             )

     On this 30th day of June, 1993, personally appeared before me, a Notary
Public in and for said County and State, Bernice Guisti and Judith Harvey in their capacities as Trustees and Beneficiaries of the Guisti Lease, and
acknowledged to me that they have read and understand the contents of the above document and sign the same of their own free will.

                                     /s/ Ross E. De Lipkau
                                     ----------------------------------------
                                           NOTARY PUBLIC

[SEAL]
ROSS E. De LIPKAU
Notary Public - State of Nevada
Appointment Recorded in Washoe County
MY APPOINTMENT EXPIRES SEPT. 15, 1994

                                        4

STATE OF UTAH                )
                             :ss
COUNTY OF SALT LAKE          )

On this 25th day of June, 1993, personally appeared before me, a Notary Public in and for said County and State, Alan O. Melchior, in his capacity as
President or Far West Capital, Inc., and acknowledged to me that he has read and understands the contents of the above document and signs the same of his own free will.

[SEAL]
NOTARY PUBLIC                      /s/ Jody Rolfson
JODY ROLFSON                       -----------------------------------
921 Executive Park                      NOTARY PUBLIC
Salt Lake City, Utah
My Commission Expires
March 19, 1994
STATE OF UTAH

STATE OF UTAH                 )
                              :ss
COUNTY OF SALT LAKE           )

On this 25th day of June, 1993, personally appeared before me, a Notary Public in and for said County and State, Alan O. Melchior, in his capacity as President for Steamboat Development Corp., and acknowledged to me that he has read and understands the contents of the above document and signs the same of his own free will.

[SEAL]
NOTARY PUBLIC                      /s/ Jody Rolfson
JODY ROLFSON                       ------------------------------------
921 Executive Park                     NOTARY PUBLIC
Salt Lake City, Utah
My Commission Expires
March 19, 1994
STATE OF UTAH

STATE OF UTAH                 )
                              :ss
COUNTY OF SALT LAKE           )

     On this 30th day of June, 1993, personally appeared before me, a Notary
Public, Karen Thompson personally known (or proved) to me to be the person whose name is subscribed to the foregoing instrument, who acknowledged that she is one of the Trustees and Beneficiaries of the Guisti Trust and that she executed the foregoing instrument on behalf of said trust.

[SEAL]
LINDA B. ELLER
Notary Public - State of Nevada             /s/ Linda B. Eller
Appointment Recorded in Washoe County       -------------------------------
MY APPOINTMENT EXPIRES FEB. 9, 1994             NOTARY PUBLIC

                                       5

                                    1478464
WHEN RECORDED RETURN TO:
Cassac de Lipkau & Erwin
    P.O. Box 2790
    Reno, NV 89505

                               MEMORANDUM OF LEASE
                               -------------------

     This Memorandum is to provide notice of the existence of that certain unrecorded Geothermal Resources Lease ("Lease") made and entered into the
27th day of June 1988, by and between Bernice Guisti, Judith Harvey, and Karen
Thompson, Trustees and Beneficiaries of the Guisti Trust ("Lessor") and Far
West Capital, Inc., a Utah corporation ("Lessee").

     Pursuant to the terms of such Lease, Lessor leases to Lessee the exclusive right and privilege to drill for, extract, produce, remove, utilize, sell, and dispose of geothermal steam and associated geothermal resources in or under that certain parcel of property consisting of approximately sixty (60) acres, as more particularly described as follows:

                All that certain real property consisting of
                60 acres located in Washoe County, State  of
                Nevada, more particularly described as the W
                1/2  NE 1/4  SE 1/4  and  the SE 1/4  SE 1/4
                Section 29, T. 18 N., R. 20 E., M.D.B.&M.

     The term of this lease extends for twenty years from the date of its original execution, and for so long thereafter as geothermal resources are produced or utilized in commercial quantities on the leased property, or lands pooled or utilized therewith.

     Dated this 15th day of April, 1991.

        LESSOR:                       TRUSTEE AND BENEFICIARIES
                                      OF THE GUISTI TRUST

                                      /s/ Bernice Guisti
                                      ---------------------------------------
                                      BERNICE GUISTI

                                      /s/ Judith Harvey
                                      ---------------------------------------
                                      JUDITH HARVEY

                                      /s/ Karen Thompson
                                      ---------------------------------------
                                      KAREN THOMPSON

        LESSEE:                       FAR WEST CAPITAL, INC.

                                      By: Thomas A. Quinn
                                          -----------------------------------
                                          Its: Vice President
                                               ------------------------------

STATE OF NEVADA              )
                             :ss
COUNTY OF NASHOE             )

On this 19th day of April, 1991, personally appeared before me, a Notary Public in and for said County and State, BERNICE GUISTI, JUDITH HARVEY, and KAREN
THOMPSON, in their capacities as Trustees and Beneficiaries of the Guisti
Trust, and acknowledged to me that they have read and understand the contents of the above document and sign the same of their own free will.

[SEAL]
SANDRA K. McGOWAN                      /s/ Sandra K. McGowan
Notary Public - State of Nevada        -------------------------------------
Appointment Recorded in Washoe County      NOTARY PUBLIC
MY APPOINTMENT EXPIRES APR. 9, 1994

STATE OF UTAH              )
                           :ss
COUNTY OF SALT LAKE        )

     On this 15th day of April, 1991, personally appeared before me, a Notary
Public in and for said County and State, Thomas A Quinn, in his capacity as
Vice President, for Far West Capital, Inc., and acknowledged to me that he has read and understands the contents of the above document and signs the same of his own free will.

[SEAL]
NOTARY PUBLIC                          /s/ Jody Rolfson
JODY ROLFSON                           --------------------------------------
921 Executive Park Drive               NOTARY PUBLIC
Salt Lake City, Utah
My Commission Expires
March 18, 1994
STATE OF UTAH

                                  MAY 09 1991

                                  BK3255pg0979

                               HILL PASSAS ET AL
                                 91 MAY 9 P2:29

                                   FEE $7.00